Exhibit 99.1

Press Release

RAND LOGISTICS, INC. REPORTS
SECOND QUARTER FISCAL YEAR 2016 FINANCIAL RESULTS

Second quarter net income before tax increased 12.5%

Adjusted EBITDA of $16.1 million decreased by $1.3 million; increased by $0.3 million on a constant currency basis

Net cash generated in operating activities through six months equaled $12.2 million, an increase of $1.3 million or 11.9%

New York, NY – November 4, 2015 - Rand Logistics, Inc. (NASDAQ: RLOG) (“Rand”) today announced its financial results for the fiscal year 2016 second quarter ended September 30, 2015.

Quarter Ended September 30, 2015 versus Quarter Ended September 30, 2014 Financial Results
•
Net income increased to $11.5 million, or $0.58 per share on a fully diluted basis, from $5.5 million, or $0.29 per share, in the prior year period. Before a tax benefit of approximately $0.22, net income per share increased to $0.36 on a fully diluted basis or 12.5% over the prior year period.

•
Freight and other related revenue from company operated vessels (which excludes fuel and other surcharges) decreased $2.3 million, or 4.9%, to $43.8 million during the three-month period compared to $46.1 million in the year ago period. On a constant currency basis, freight and other related revenue increased 4.0%, or $1.9 million.

•
Total Sailing Days were 1,278 compared to 1,351 in the prior year. The 73-day decline in sailing days was comprised of 92 lost days attributable to our time chartered bulk carriers. Although these vessels did not operate for the entire quarter, we continued to receive daily charter payments at a reduced rate. These lost days were partially offset by a 19 day reduction in days out of service.

•	Delay Days decreased to 68 from 72. Delay Days as a percentage of total Sailing Days remained relatively constant year over year.
•
Freight and related revenue per Sailing Day increased $176, or 0.5%, to $34,300 compared to $34,124 per Sailing Day in the year ago period. On a constant currency basis, freight and related revenue per Sailing Day increased 10.0%, or $3,409.

Rand Logistics Second Quarter Fiscal 2016 Financial Results
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•
Vessel operating expenses decreased $3.6 million, or 10.7%, to $30.0 million compared to $33.6 million during the year ago period. Vessel operating expenses per Sailing Day decreased $1,381, or 5.6%, to $23,498 from $24,879 during the year ago period. On a constant currency basis, vessel operating expenses per Sailing Day decreased 0.9%, or $0.3 million.

•	Adjusted EBITDA decreased $1.3 million, or 7.3%, to $16.1 million from $17.4 million during the year ago period. On a constant currency basis, Adjusted EBITDA increased 2.0%, or $0.3 million.

Six Months Ended September 30, 2015 versus Six Months Ended September 30, 2014 Financial Results
•
Net income increased to $14.1 million, or $0.73 per share on a fully diluted basis, from $7.3 million, or $0.39 per share, in the year ago period.  Before a tax benefit of approximately $0.22 per share, net income per share increased to $0.51 per share on a fully diluted basis, or 15.9% versus the prior year period.

•
Freight and other related revenue (which excludes fuel and other surcharges) increased marginally to $82.8 million compared to $82.7 million during the year ago period. On a constant currency basis, freight and other related revenue increased 8.2%, or $6.8 million.

•	Total Sailing Days were 2,506 compared to 2,489 in the prior year period.
•	Delay Days decreased to 177, or 7.1% of Sailing Days, from 203, or 8.1% of Sailing Days.
•
Freight and related revenue per Sailing Day decreased $190, or 0.6%, to $33,042 compared to $33,232 during the prior six-month period. On a constant currency basis, freight and related revenue per Sailing Day increased 7.4%, or $2,468.

•
Vessel operating expenses decreased $5.0 million, or 8.2%, to $56.6 million compared to $61.6 million during the year ago period.  On a constant currency basis, vessel operating expenses increased 0.3%, or $0.2 million. Vessel operating expenses per Sailing Day decreased $2,185, or 8.8%, to $22,580 from $24,765.

•
Adjusted EBITDA decreased $0.2 million, or 0.6%, to $28.4 million from $28.6 million during the prior year period. On a constant currency basis, Adjusted EBITDA increased 7.9%, or $2.2 million, compared to the prior year period.

Management Comments:

“The 2015 sailing season has remained consistent with our initial outlook,” commented Ed Levy, President and CEO of Rand. “We continue to focus our efforts on the factors of our business that we can control. We have experienced continued improvement in the key operating and financial metrics that drive our business, including lower vessel delays and days out of service, combined with improvements in tons hauled, freight and related revenue, and vessel margin per day. The year to date financial impact of these improvements has been masked by a 14% decline in the value of the Canadian dollar versus the US dollar compared to last sailing season.”

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Mr. Levy concluded, “With recent additions to our management team, we are further sharpening our focus on cost containment and expense management in order to drive free cash flow per share, with the goal of paying down debt and reducing our cost of capital. The introduction of our newest vessel into service later this month is another key element in our plan to improve our return on invested capital. We believe that these initiatives will become more evident in our financial results as we move through the remainder of this fiscal year and into the 2016 sailing season.”

Conference Call
Management will hold a conference call to discuss these results at 8:30 a.m. EST on Thursday, November 5, 2015. Interested parties may participate in the conference call by dialing 888-510-1785 (719-457-1035 for international callers), and using Conference ID# 7534445. The conference call will be webcast simultaneously on the Rand Logistics, Inc. website at www.randlogisticsinc.com/presentations.html.

A replay of the conference call will be available at www.randlogisticsinc.com/presentations.html and will be archived for 12 months. A replay will also be available until December 5, 2015 by dialing 877-870-5176 (858- 384-5517 for international callers), and using Conference ID# 7534445.

Non-GAAP Financial Measures/Financial Tables
This press release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables.

About Rand Logistics
Rand Logistics, Inc. is a leading provider of bulk freight shipping services throughout the Great Lakes region. Through its subsidiaries, the Company operates a fleet of four conventional bulk carriers and twelve self-unloading bulk carriers including three tug/barge units. The Company is the only carrier able to offer significant domestic port-to-port services in both Canada and the U.S. on the Great Lakes. The Company's vessels operate under the U.S. Jones Act – which reserves domestic waterborne commerce to vessels that are U.S. owned, built and crewed, – and the Canada Coasting Trade Act – which reserves domestic waterborne commerce to Canadian registered and crewed vessels that operate between Canadian ports.

Forward-Looking Statements
This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.  Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in certain of our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

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Rand Logistics Second Quarter Fiscal 2016 Financial Results
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For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 11, 2015.

CONTACT:

Rand Logistics, Inc.

Edward Levy, President and CEO
(212) 863-9405
elevy@randlogisticsinc.com

Mark S. Hiltwein, Vice President and CFO
(212) 863-9427
mshiltwein@randlogisticsinc.com

Annemarie Dobler, Corporate Communications
(212) 863-9429
apdobler@randlogisticsinc.com

--financial tables to follow--

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Rand Logistics Second Quarter Fiscal 2016 Financial Results
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RAND LOGISTICS, INC.
Consolidated Statements of Operations (Unaudited)
(U.S. Dollars 000’s except for Shares and Per Share data)

	Three months ended	Three months ended	Six months ended	Six months ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
REVENUE
Freight and related revenue	$43,835	$46,102	$82,803	$82,715
Fuel and other surcharges	5,563	8,168	9,527	14,864
Outside voyage charter revenue	2,535	—	4,430	—
TOTAL REVENUE	51,933	54,270	96,760	97,579

EXPENSES
Outside voyage charter fees	2,652	—	4,493	—
Vessel operating expenses	30,030	33,612	56,586	61,639
Repairs and maintenance	57	(5)	897	1,177
General and administrative	3,099	3,299	6,399	6,199
Depreciation	4,603	4,693	9,310	9,370
Amortization of drydock costs	885	856	1,767	1,712
Amortization of intangibles	272	308	556	616
Loss (gain) on foreign exchange	14	1,261	305	463
	41,612	44,024	80,313	81,176
OPERATING INCOME	10,321	10,246	16,447	16,403

OTHER (INCOME) AND EXPENSES
Interest expense	2,962	3,707	5,981	7,464
Interest income	—	(2)	(4)	(4)
	2,962	3,705	5,977	7,460

INCOME BEFORE INCOME TAXES	7,359	6,541	10,470	8,943
(BENEFIT FROM) PROVISION FOR INCOME TAXES
Deferred	(4,508)	705	(4,328)	1,048
	(4,508)	705	(4,328)	1,048
NET INCOME BEFORE PREFERRED STOCK DIVIDENDS	11,867	5,836	14,798	7,895
PREFERRED STOCK DIVIDENDS	328	290	649	581
NET INCOME APPLICABLE TO COMMON STOCKHOLDERS	$11,539	$5,546	$14,149	$7,314

Net income per share basic	$0.64	$0.31	$0.79	$0.41
Net income per share diluted	0.58	0.29	0.73	0.39
Weighted average shares basic	17,960,000	17,845,496	17,930,473	17,836,768
Weighted average shares diluted	20,379,355	20,298,940	20,349,828	20,295,799

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RAND LOGISTICS, INC.
Consolidated Balance Sheets (Unaudited)
(U.S. Dollars 000’s except for Shares and Per Share data)

	September 30, 2015	March 31, 2015
ASSETS
CURRENT
Cash and cash equivalents	$2,258	$3,298
Accounts receivable, net	22,325	2,764
Income taxes receivable	91	91
Prepaid expenses and other current assets	6,603	5,957
Deferred income taxes	329	347
Total current assets	31,606	12,457

PROPERTY AND EQUIPMENT, NET	222,392	206,276
OTHER ASSETS	202	569
DEFERRED DRYDOCK COSTS, NET	6,566	7,590
INTANGIBLE ASSETS, NET	11,797	13,205
GOODWILL	10,193	10,193

Total assets	$282,756	$250,290
LIABILITIES
CURRENT
Accounts payable	17,000	15,350
Accrued liabilities	7,691	7,628
Other current liability	158	166
Current portion of deferred payment liability	556	536
Total current liabilities	25,405	23,680
LONG-TERM PORTION OF DEFERRED PAYMENT LIABILITY	281	564
LONG-TERM DEBT, NET OF CURRENT PORTION	118,663	101,213
SUBORDINATED DEBT	78,126	72,500
OTHER LIABILITIES	455	479
DEFERRED INCOME TAXES	961	5,607

Total liabilities	223,891	204,043
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value,
Authorized 1,000,000 shares, Issued and outstanding 300,000
shares	14,900	14,900
Common stock, $.0001 par value,
18,062,513 shares at September 30, 2015 and 18,035,427 shares at
March 31, 2015	1	1
Additional paid-in capital	90,227	90,130
Accumulated deficit	(36,823)	(50,972)
Accumulated other comprehensive loss	(9,440)	(7,812)

Total stockholders’ equity	58,865	46,247

Total liabilities and stockholders’ equity	$282,756	$250,290

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RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables
(U.S. Dollars 000’s except for Shares and Per Share data)

	FY2016 ‐ Q2

	Q2 FY2016	Q2 FY2015			FX Impact
	Actual	Actual			(Unfavorable)/	Constant Currency
			Increase/(Decrease)		Favorable	Increase/(Decrease)1
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.764	0.918
Sailing Days	1,278	1,351	(73)	-5.4%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$43,835	$46,102	$-2,267	-4.9%	$-4,132	$1,865	4.0%
Fuel and Other Surcharges	$5,563	$8,168	$-2,605	-31.9%	$-1,041	$-1,564	-19.1%
Total Revenue	$51,933	$54,270	$-2,337	-4.3%	$-5,687	$3,350	6.2%
Total Operation Expenses	$30,030	$33,612	$-3,582	-10.7%	$-3,264	$-318	-0.9%
Vessel Margin	$19,311	$20,663	$-1,352	-6.5%	$-1,902	$550	2.7%
General & Admin Expense	$3,099	$3,299	$-200	-6.1%	$-265	$65	2.0%
Adjusted EBITDA	$16,095	$17,364	$-1,269	-7.3%	$-1,611	$342	2.0%

Per Day Statistics
Marine Freight Revenue/Day	$34,300	$34,124	$176	0.5%	$-3,233	$3,409	10.0%

Total Revenue/Day	$40,637	$40,170	$467	1.2%	$-4,450	$4,917	12.2%
Vessel Margin/Day	$15,110	$15,295	$-185	-1.2%	$-1,488	$1,303	8.5%

Non‐GAAP Reconciliation (US$ '000s)
Vessel margin	$19,311	$20,663
Outside Charter net margin	$-117	$0
General & Admin Expense	$3,099	$3,299
Adjusted EBITDA	$16,095	$17,364
Loss on foreign exchange 2	$14	$1,261
Depreciation, Amortization of Dry-dock & Intangibles	$5,760	$5,857
Operating Income	$10,321	$10,246

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Loss (gain) on foreign exchange during the three month period ended September 30, 2015 was primarily a non-cash loss on translation of approximately $39.8 million USD denominated debt incurred and carried on the balance sheet of the Canadian subsidiary.

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RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables
(U.S. Dollars 000’s except for Shares and Per Share data)

	FY2016 ‐ September 2015 YTD

					FX Impact
	YTD FY2016	YTD FY2015			(Unfavorable)/	Constant Currency
	Actual	Actual	Increase/(Decrease)		Favorable	Increase/(Decrease)
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.789	0.918
Sailing Days	2,506	2,489	17	0.7%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$82,803	$82,715	$88	0.1%	$-6,663	$6,751	8.2%
Fuel and Other Surcharges	$9,527	$14,864	$-5,337	-35.9%	$-1,493	$-3,844	-25.9%
Total Revenue	$96,760	$97,579	$-819	-0.8%	$-8,915	$8,096	8.3%
Vessel Operating Expenses	$56,586	$61,639	$-5,053	-8.2%	$-5,218	$165	0.3%
Vessel Margin	$34,847	$34,763	$84	0.2%	$-2,892	$2,976	8.6%
General & Admin Expense	$6,399	$6,199	$200	3.2%	$-450	$650	10.5%
Adjusted EBITDA	$28,385	$28,564	$-179	-0.6%	$-2,424	$2,245	7.9%

Per Day Statistics
Marine Freight Revenue/Day	$33,042	$33,232	$-190	-0.6%	$-2,658	$2,468	7.4%
Total Revenue/Day	$38,611	$39,204	$-593	-1.5%	$-3,557	$2,964	7.6%
Vessel Operating Expenses/Day	$22,580	$24,765	$-2,185	-8.8%	$-2,080	$-105	-0.4%
Vessel Margin/Day	$13,905	$13,967	$-62	-0.4%	$-1,154	$1,092	7.8%

Non‐GAAP Reconciliation (US$ '000s)
Vessel margin	$34,847	$34,763
Outside Charter net margin	$-63	$0
General & Admin Expense	$6,399	$6,199
Adjusted EBITDA	$28,385	$28,564
Loss on foreign exchange	$305	$463
Depreciation, Amortization of Dry-dock & Intangibles	$11,633	$11,698
Operating Income	$16,447	$16,403

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Loss (gain) on foreign exchange during the three month period ended September 30, 2015 was primarily a non-cash loss on translation of approximately $39.8 million USD denominated debt incurred and carried on the balance sheet of the Canadian subsidiary.

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